INFORMATION STATEMENT


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                                 ASSETMARK FUNDS
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                (Name of Registrant as Specified In its Charter)

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                                 ASSETMARK FUNDS
                       2300 Contra Costa Blvd., Suite 425
                      Pleasant Hill, California 94523-3967


July 2002


Dear AssetMark Large Cap Growth Fund Shareholder:

We are pleased to notify you that the Board of Trustees of the AssetMark Funds has appointed Atlanta Capital Management Company, LLC ("Atlanta") to replace Provident Investment Counsel, Inc. as a sub-advisor to the AssetMark Large Cap Growth Fund (the "Fund"). The change was effective on May 13, 2002. Atlanta joins TCW Investment Management Company as a sub-advisor for the Fund. Atlanta is a leading investment firm specializing in managing domestic large cap growth portfolios, with approximately $7 billion in assets under management. Atlanta believes that attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth.

The AssetMark Funds has obtained an Exemptive Order from the U.S. Securities and Exchange Commission that permits the Fund to change sub-advisors or hire new sub-advisors without obtaining approval from the Fund's shareholders, provided that the Board of Trustees approves the arrangement. This document provides information regarding the new sub-advisor and the related sub-advisory agreement that is required by SEC rules and the Exemptive Order.

This is a very exciting time for the AssetMark Funds. We are contracting with leading asset managers with specialized expertise and proven track records. Atlanta clearly meets these criteria. We are committed to finding, hiring and monitoring the best asset managers in each category in order to meet our performance goals and better serve our shareholders.

Sincerely,


/s/Ronald D. Cordes
--------------------
Ronald D. Cordes
President, AssetMark Funds


This is not a proxy statement. We are not asking for a proxy and you are requested not to send us a proxy. This is for your information only.



                                 ASSETMARK FUNDS
                       2300 Contra Costa Blvd., Suite 425
                      Pleasant Hill, California 94523-3967

                              INFORMATION STATEMENT
                                                                 JULY 12, 2002

     This information statement is being furnished to the shareholders of the AssetMark Large Cap Growth Fund (the "Fund"), a series of AssetMark Funds, a Delaware business trust (the "Trust"), in lieu of a proxy statement, pursuant to the terms of an exemptive order (the "SEC Order") issued by the U.S. Securities and Exchange Commission ("SEC"). The SEC Order permits the Fund's Advisor (as defined below) to hire new sub-advisors and to make certain changes to existing sub-advisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval. Pursuant to the SEC Order, the Trust has agreed to provide certain information about any new sub-advisor to the shareholders of the Fund being managed by the sub-advisor. Shareholders are not being asked to vote on the hiring of the new sub-advisor, but are encouraged to review this information statement.

     The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Eight separate investment portfolios are currently offered by the Trust, one of which is the AssetMark Large Cap Growth Fund. The Trust's trustees are referred to here as the "Board," "Board Members" or "Trustees." The Trust's principal executive office is at 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, California 94523-3967.

     This information statement relates to the approval by the Trustees, including a majority of the Trustees who are not parties to the contract and are not interested persons of those parties, as defined in the 1940 Act (the "Independent Trustees"), on May 9, 2002, of a new sub-advisory agreement for the Fund dated May 9, 2002, between AssetMark Investment Services, Inc. (the
"Advisor") and Atlanta Capital Management Company, LLC ("Atlanta") (the "Sub-advisory Agreement"), a copy of which is attached hereto as Exhibit A. Prior to Atlanta's assumption of its sub-advisory responsibilities, the Fund was sub-advised by Provident Investment Counsel ("Provident").

     The Fund will pay for the costs associated with preparing and distributing this information statement to its shareholders. This information statement will be mailed on or about July 19, 2002.

This is not a proxy statement. We are not asking for a proxy and you are requested not to send us a proxy.

THE INVESTMENT ADVISOR

     AssetMark Investment Services, Inc. serves as the Fund's investment advisor under an investment advisory agreement dated as of May 11, 2001. The Advisor is registered as an investment advisor with the SEC. As of May 31, 2002, the Advisor managed approximately $2 billion of assets. Information concerning the Trust's current management arrangements can be found in Exhibit B. Information concerning officers of the Trust is set forth in Exhibit C.

     Manager-of-Managers Style. The Advisor uses a multi-manager approach to managing the Fund, whereby it hires and supervises sub-advisors who manage portions of the Fund's portfolio on a day-to-day basis. The SEC Order generally allows the Advisor to enter into and amend agreements with unaffiliated investment sub-advisors for the Fund without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of the Independent Trustees) must approve any new or amended agreements with sub-advisors. Shareholders of the Fund continue to have the right to terminate an agreement with a sub-advisor at any time, without penalty, by a vote of the majority of outstanding shares of the Fund. The Advisor, on behalf of the Fund, will notify shareholders of any new sub-advisor or of any material amendments to the agreement with a sub-advisor as required by the SEC Order. The Advisor remains responsible for the performance of all of the eight separate investment portfolios of the Trust, oversees sub-advisors to ensure compliance with the Fund's investment objectives and policies, and monitors each sub-advisor's adherence to its investment style and performance results in order to recommend any changes in sub-advisors to the Trust's Board of Trustees.

SHAREHOLDER REPORTS

     The Fund's most recent semi-annual report for the six-month period ended December 31, 2001 has been sent to its shareholders. Copies of the Fund's most recent semi-annual report may be obtained without charge by writing the Fund, care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling (888) 278- 5809 (toll-free).

SHAREHOLDINGS

     The table below sets forth the Fund's net asset value and number of outstanding shares as of April 30, 2002:

 Net Asset Value                       Number of Outstanding Shares
 ---------------                       ----------------------------
 $48,581,364                                    5,946,311


     The beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of the Fund as of April 30, 2002 are listed below:

---------------------------- ------------------ --------------------------------
                               No. of Shares           Percent of Outstanding
Name and Address             Held Beneficially        Shares Held Beneficially
---------------------------- ------------------ --------------------------------
PIMS & Co.                     4,217,503.349                   70.93%
FBO Customers
P.O. Box 3865
Englewood, CO 80155-3865
---------------------------- ------------------ --------------------------------
Donaldson, Lufkin & Jenrette   1,728,807.004                   29.07%
Securities Corporation
Attn: Mutual Funds
P.O. Box 2052
Jersey City, NJ 07303-2052
---------------------------- ------------------ --------------------------------

     To the knowledge of the Trust, the executive officers and Board members, as a group, owned less than 1% of the outstanding shares of the Fund as of April 30, 2002.

                            NEW SUB-ADVISORY CONTRACT

     On May 9, 2002, the Trustees, including all of the Independent Trustees, unanimously approved the selection by the Advisor of Atlanta as sub-advisor to the Fund and the Sub-Advisory Contract. Atlanta began sub-advising the Fund on May 13, 2002

     In considering the approval of the Sub-Advisory Contract, the Trustees, including the Independent Trustees, considered whether the approval of the Sub-Advisory Contract was in the best interests of the Fund and its shareholders. At the meeting, the Trustees reviewed materials furnished by the Advisor and Atlanta. The Advisor explained to the Trustees the research, review and selection process that it employed to identify sub-advisor candidates for the Fund, which included the submission of requests for proposals from candidates and on-site visits by the Advisor to those candidates under serious consideration. The Advisor explained the reasons why it selected Atlanta and why it recommended that the Trustees approve Atlanta as the Fund's new sub-advisor.

     The Trustees considered a number of factors in approving Atlanta, including Atlanta's history and background in managing similar portfolios for other clients, Atlanta's investment philosophy, long-term performance record, and the experience and background of the Atlanta personnel who would be responsible for managing the Fund's assets. The Trustees also considered Atlanta's facilities and compliance procedures. The Trustees considered the nature, quality and extent of services expected to be provided to the Fund by Atlanta as well as the reputation of Atlanta in the asset management industry. The Trustees also considered the size and structure of Atlanta, as well as the amount of assets that Atlanta currently manages.

     The Trustees discussed and reviewed the terms of the Sub-Advisory Contract. Under the Sub-Advisory Contract between the Advisor and Atlanta, the sub-advisory fee is payable at the rate of 0.45% of the Fund's average daily net assets up to $100 million and 0.40% of the Fund's average daily net assets in excess of $100 million. Under the prior sub-advisory agreement with Provident, the sub-advisory fee was payable at the rate of 0.50% of the Fund's average daily net assets up to $50 million and 0.40% of the Fund's average daily net assets in excess of $50 million.

     In evaluating the terms of the Sub-Advisory Contract, the Trustees took into account the fact that under the "manager-of-managers" style, the Advisor will continue to be responsible for analyzing economic and market trends, formulating and continuing assessment of investment policies and recommending changes to the Board where appropriate, supervising compliance by Atlanta with the Fund's investment objective, policies and restrictions, as well as with laws and regulations applicable to the Fund, evaluating the performance of Atlanta as compared to certain selected benchmarks and pre-determined peer groups, evaluating potential additional or replacement sub-advisors and recommending changes to the Board where appropriate, and reporting to the Board and shareholders on the foregoing.

     Based upon their review, the Trustees concluded that the Sub-Advisory Contract was in the best interests of the Fund and the shareholders of the Fund. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the Sub-Advisory Contract.

                             INFORMATION CONCERNING
                     ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


     Atlanta's principal executive offices are located at 1349 West Peachtree Street, Suite 1600, Atlanta, Georgia 30309-2934 and the telephone number is
(404) 876-9411. Atlanta is a registered investment advisor focusing on the management of high quality domestic equity, fixed income and balanced accounts for institutional clients. The company was founded in Atlanta, Georgia in 1969, incorporated in 1971 and began operating under the name of Atlanta Capital Management Company, LLC in 1975. Eaton Vance Acquisitions, a wholly owned subsidiary of Eaton Vance Corp., acquired 70% of Atlanta on September 30, 2001. Eaton Vance Corp. is a mutual fund company based in Boston, Massachusetts. The remaining 30% is owned by Atlanta employees. Atlanta is not affiliated with the Advisor.

     The combination of Atlanta's experience, commitment to high quality, and diligent, superior client service has made Atlanta a distinguished member of the institutional investment community for nearly thirty years. As of April 30, 2002, Atlanta had in excess of $800 million of mutual fund assets under management. The Fund is managed by a three-member portfolio management team comprised of Daniel W. Boone, III, CFA, William R. Hackney, III, CFA and Marilyn
R. Irvin, CFA:

     o Daniel W. Boone, III, CFA is a Managing Partner, owner of Atlanta and member of the Executive Committee. Mr. Boone's primary responsibilities are in equity portfolio management, co-head of the equity management team, and oversight of client service activities. Mr. Boone joined Atlanta in 1976. Prior to joining Atlanta, he was with the international firm of Lazard Freres in New York, New York. His responsibilities included portfolio management of institutional funds and securities research. Prior to that he was an analyst with the Wellington Management Company in Philadelphia, Pennsylvania for the Windsor and Gemini mutual funds. Mr. Boone is a former U.S. Army officer. He is a graduate of Davidson College and holds an MBA degree from the Wharton School of the University of Pennsylvania where he graduated with distinction. He is a Chartered Financial Analyst and a Chartered Investment Counselor. Mr. Boone is a member of the Board of Governors of the Investment Counsel Association of America (ICAA) and past president of the Atlanta Society of Financial Analysts.

     o William R. Hackney, III, CFA is a Managing Partner, owner of Atlanta and member of the Executive Committee. His responsibilities include equity portfolio management, co-head of the equity management team, and oversight of portfolio administration and support. Mr. Hackney joined Atlanta in 1995. Prior to joining Atlanta, he was Senior Vice President and Chief Investment Officer of First Union Corporation's Capital Management Group in Charlotte, North Carolina. In this capacity, he supervised the investment management of over $20 billion in institutional and individual assets. Mr. Hackney is a graduate of The University of North Carolina at Chapel Hill and holds an MBA degree from The Citadel in Charleston, South Carolina. He served as a U.S. Marine Corps officer during the Vietnam Era and retired with the rank of Colonel in the U.S. Marine Corps Reserve.

     o Marilyn R. Irvin, CFA is a Senior Vice President and Principal/Owner of Atlanta. Mrs. Irvin serves as a portfolio manager for Atlanta's equity products and as an analyst with responsibilities in communication services. Mrs. Irvin joined Atlanta in 1989. Prior to joining Atlanta, she was a Treasury Analyst for Consolidated Health Care in Richmond, Virginia. She has 15 years investment experience, including 10 years with Atlanta. Mrs. Irvin holds a Bachelor of Business Administration degree and an MS in finance degree from Georgia State University. She is a Chartered Financial Analyst and a Certified Cash Manager.

     Atlanta's relationship with the Fund is managed by Christopher Reynolds, Vice President of Business Development.

     The table below lists the name, age and principal occupation during the past five years for each of the executive officers and investment professionals of Atlanta:

--------------------------- ----------------------------------------------------
Name, Age and Address       Principal Occupation (Past 5 Years)
--------------------------- ----------------------------------------------------
Daniel W. Boone, III, 58    Managing  Partner and owner of Atlanta and member of
1349 West Peachtree Street  the   Executive  Committee.   Mr.  Boone's  primary
Suite 1600                  responsibilities are in equity portfolio management,
Atlanta, GA 30309-2934      co-head of the equity management team, and oversight
                            of  client  service  activities.   Mr.  Boone joined
                            Atlanta  in  1976.  Prior to joining Atlanta, he was
                            with  the  international  firm  of  Lazard Freres in
                            New York,  New York.  His responsibilities  included
                            portfolio  management  of  institutional  funds  and
                            securities research. Prior to that he was an analyst
                            with   the   Wellington   Management   Company    in
                            Philadelphia,  Pennsylvania  for  the  Windsor   and
                            Gemini mutual funds. Mr. Boone is a former U.S. Army
                            officer.  He  is  a graduate of Davidson College and
                            holds  an  MBA degree from the Wharton School of the
                            University  of Pennsylvania where he  graduated with
                            distinction. He is a Chartered Financial Analyst and
                            a  Chartered  Investment  Counselor.  Mr. Boone is a
                            member  of  the Board of Governors of the Investment
                            Counsel  Association  of  America  (ICAA)  and  past
                            president   of  the  Atlanta  Society  of  Financial
                            Analysts.
--------------------------- ----------------------------------------------------
William R. Hackney, III, 54 Managing Partner and owner of Atlanta and member of 1349 West Peachtree Street the Executive Committee. Mr. Hackney's primary
Suite 1600                  responsibilities are in equity portfolio management,
Atlanta, GA 30309-2934      co-head of the equity management team, and oversight
                            of portfolio administration and support. Mr. Hackney
                            joined Atlanta in 1995. Prior to joining Atlanta, he
                            was  Senior  Vice  President and  Chief   Investment
                            Officer   of  First  Union   Corporation's   Capital
                            Management  Group  in Charlotte,  North Carolina. In
                            this   capacity,   he   supervised   the  investment
                            management of over  $20 billion in institutional and
                            individual assets. Mr. Hackney  is a graduate of The
                            University  of  North  Carolina  at  Chapel Hill and
                            holds an MBA degree from The  Citadel in Charleston,
                            South  Carolina.  He  served  as a U.S. Marine Corps
                            officer during the  Vietnam Era and retired with the
                            rank  of  Colonel  in the U.S. Marine Corps Reserve.
--------------------------- ----------------------------------------------------
Marilyn R. Irvin, 44        Senior   Vice   President   and  Principal/Owner  of
1349 West Peachtree Street  Atlanta. Mrs.  Irvin  serves  as a portfolio manager
Suite 1600                  for Atlanta's equity products and as an analyst with
Atlanta, GA 30309-2934      responsiblities in communication services. Ms. Irvin
                            joined Atlanta in 1989. portfolio administration and
                            support.  Mr. Hackney joined Atlanta in 1995.  Prior
                            to  joining  Atlanta, she was a Treasury Analyst for
                            Consolidated Health Care in Richmond, Virginia.  She
                            has  15  years  investment experience,  including 10
                            years with Atlanta.  Mrs. Irvin holds a  Bachelor of
                            Business  Administration degree and an MS in finance
                            degree  from  Georgia  State  University.  She  is a
                            Chartered  Financial  Analyst  and  a Certified Cash
                            Manager.
--------------------------- ----------------------------------------------------
Gregory L. Coleman, 53 Partner and owner of Atlanta. Mr. Coleman's primary 1349 West Peachtree Street responsibilities are in fixed income portfolio
Suite 1600                  management and trading. Mr.  Coleman  joined Atlanta
Atlanta, GA 30309-2934      in  1990. Prior to joining Atlanta, he was Executive
                            Vice  President  and Treasurer of Northeast Savings,
                            F.A. in Hartford, Connecticut. In this capacity, Mr.
                            Coleman   had   overall   responsibility   for   all
                            investment   functions   including   asset/liability
                            management and other corporate finance duties. Prior
                            to  joining  Northeast  Savings in 1983, Mr. Coleman
                            was with Southeast Bank, N.A. of  Miami, Florida for
                            four years, where he served as Senior Vice President
                            and  Manager  of  the Funds Management Department. A
                            cum laude graduate of Michigan State University with
                            a  Bachelors  in Business Administration degree, Mr.
                            Coleman  also  holds  an  MBA  in  finance  from the
                            University of Michigan. He is a Chartered  Financial
                            Analyst and a member of the Golf Writers Association
                            of America.
--------------------------- ----------------------------------------------------
Paul J. Marshall, 37        Vice President  and  owner of Atlanta.  Mr. Marshall
1349 West Peachtree Street  serves  as Director of Research, a portfolio manager
Suite 1600                  for  Atlanta's  equity products  and has fundamental
Atlanta, GA 30309-2934      research  responsibilities  that include coverage of
                            the  software, computer services and energy sectors.
                            Prior   to   joining   Atlanta  in  April  of  2000,
                            Mr. Marshall  was a  portfolio manager  with Bank of
                            America Capital Management and was responsible   for
                            managing  the  Nations  Capital  Growth Fund. He has
                            also  served  as a portfolio manager for the Nations
                            Value  Fund  and  as  an  energy  analyst supporting
                            Value,   Growth,    Balanced   and   Equity   Income
                            Portfolios. Mr. Marshall is a graduate of Vanderbilt
                            University  where  he  earned  a Bachelor of Science
                            degree  in  economics. Additionally, he obtained his
                            MBA  from  the  University  of  Notre  Dame and is a
                            Chartered Financial Analyst. Mr. Marshall has served
                            as an officer in the United States Army.
--------------------------- ----------------------------------------------------
Walter F. Reames, 59        Managing Partner, owner and member of the  Executive
1349 West Peachtree Street  Committee of Atlanta. His  responsibilities  include
Suite 1600                  oversight  of  the  Marketing  & Sales and Finance &
Atlanta, GA 30309-2934      Technology   functions.  In  addition,  he  provides
                            investment strategy  support  to  the  Fixed  Income
                            Group.  Before  joining  Atlanta  in 1978,  he was a
                            Vice  President  of the Citizens & Southern National
                            Bank,  serving  as manager of its  National Division
                            East.    He   was    responsible  for   the   bank's
                            relationships   with   major    corporate    clients
                            headquartered   in  seventeen   eastern  states  and
                            Canada.  He  formerly  headed  the  bank's  New York
                            Service  Office.  Mr. Reames received his Bachelor's
                            degree   from   Yale   University   and   received a
                            certificate  from  the Graduate School of Credit and
                            Financial Management at the Harvard Business School.
--------------------------- ----------------------------------------------------
Charles B. Reed, 37         Vice  President  and  owner  of Atlanta.  Mr. Reed's
1349 West Peachtree Street  responsibilities   are    primarily   in   portfolio
Suite 1600                  management   for   Atlanta's   small cap portfolios.
Atlanta, GA 30309-2934      Additionally,   Mr.  Reed  has  fundamental   equity
                            research responsibilities including companies in the
                            publishing,   building  materials,  engineering  and
                            construction industries. Prior to joining Atlanta in
                            1998,  Mr. Reed  was  a portfolio  manager  with the
                            Florida   State   Board  of  Administration. He  was
                            responsible  for  managing  their  internal  special
                            situation  equity  fund.  Mr.  Reed  is  a Chartered
                            Financial  Analyst  and  graduate  of  Florida State
                            University  where  he  earned a Bachelor's degree in
                            Finance.
--------------------------- ----------------------------------------------------


     Atlanta presently serves as an investment sub-advisor to the following investment companies having a similar objective to the Fund:


Name of Fund                        Net Assets as of April 30, 2002     Fee Paid
------------                        -------------------------------     --------
Vantagepoint Large Cap Growth Fund                $2,810,546,000        First $100 million 0.45%
                                                                        Next $200 million 0.35%
                                                                        Next $200 million 0.30%
                                                                        Over $500 million 0.25%

Eaton Vance Large Cap Growth Fund                   $20,000,000         0.40%


                         TERMS OF SUB-ADVISORY AGREEMENT

     The following summary of the Sub-Advisory Contract is qualified in its entirety by reference to the copy of the Sub-advisory Agreement attached as Exhibit A to this information statement.

     Under the Sub-advisory Agreement, Atlanta is compensated by the Advisor (and not the Fund) at an annual rate of 0.45% of the Fund's average daily net assets up to $100 million and 0.40% of the Fund's average daily net assets in excess of $100 million. The Sub-advisory Agreement provides that, subject to the Advisor's and the Board of Trustees' supervision, Atlanta is responsible for managing the investment operations of the Fund and for making investment decisions and placing orders to purchase and sell securities for the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the 1940 Act, Atlanta also provides the Advisor with all books and records relating to the transactions it executes and renders for presentation to the Trustees and such periodic and special reports as the Board of Trustees may reasonably request.

     The Sub-advisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Sub-advisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) the Sub-advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Fund's investment advisory agreement with the Advisor, and (3) the Sub-advisory Agreement may be terminated at any time by Atlanta or the Advisor on not more than 60 days' nor less than 30 days' written notice to the other party to the Sub-advisory Agreement.

     The Sub-advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Atlanta will not be liable for any act or omission in connection with its activities as sub-advisor to the Fund.

SHAREHOLDER PROPOSALS

     As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Trust Instrument. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.



                           Ronald D. Cordes, President

Dated:  July 8, 2002


                                                              EXHIBIT A

                             SUB-ADVISORY AGREEMENT

     AGREEMENT made this 13th day of July, 2002, by and between AssetMark Investment Services, Inc., a California corporation (the "Advisor"), Atlanta Capital Management Company, LLC (the "Sub-Advisor").

     WHEREAS, the Advisor and the Sub-Advisor are registered investment Advisors under the Investment Advisors Act of 1940, as amended (the "Advisors Act") and engage in the business of providing investment management services; and

     WHEREAS, the Advisor has been retained to act as investment Advisor pursuant to an Investment Advisory Agreement dated May 11, 2001 (the "Advisory Agreement") with AssetMark Funds (the "Trust"), a Delaware business trust registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of several separate series of shares, each having its own investment objectives and policies and which is authorized to create more series; and

     WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision and direction of the Trust's Board of Trustees, to delegate certain of its duties under the Advisory Agreement to other investment Advisors, subject to the requirements of the 1940 Act; and

     WHEREAS, the Advisor desires to retain Sub-Advisor to assist it in the provision of a continuous investment program for that portion of one or more of the Trust's series' (each a "Fund") assets which the Advisor will assign to the Sub-Advisor (the "Sub-Advisor Assets"), and the Sub-Advisor is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree and promise as follows:

     1. Appointment as Sub-Advisor. The Advisor hereby retains the Sub-Advisor to act as investment Advisor for, and to manage the Sub-Advisor Assets, subject to the supervision of the Advisor and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Sub-Advisor hereby accepts such employment. In such capacity, the Sub-Advisor shall be responsible for the investment management of the Sub-Advisor Assets. The Sub-Advisor agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Advisor exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Advisor has investment responsibilities.

     2. Duties of Sub-Advisor.

     (a) Investments. The Sub-Advisor is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the "Prospectus") and subject to the directions of the Advisor and the Trust's Board of Trustees, as set forth more particularly in Schedule A hereto, as may be amended from time to time, to purchase, hold and sell investments for the Sub-Advisor Assets and to monitor on a continuous basis the performance of the Sub-Advisor Assets. In providing these services, the Sub-Advisor will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Advisor Assets. The Advisor agrees to provide the Sub-Advisor information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund's or the Trust's affairs.

     (b) Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Sub-Advisor shall with respect to Sub-Advisor Assets, act in conformity with the Trust's Declaration of Trust and By-Laws, the Prospectus(es), and with the instructions and directions received in writing from the Advisor or the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Advisors Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. The Advisor will provide the Sub-Advisor with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the duties of the Sub-Advisor, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its functions under this Agreement.

     The Advisor hereby agrees that it will cause the Trust to agree that no shares of any fund whose assets consist at any time or Sub-Advisor assets will be marketed or knowingly sold to any plan established or which is tax-exempt under Section 457 of the Internal Revenue Code (Governmental Plans).

     The Advisor will provide the Sub-Advisor with reasonable (30 days) advance notice, in writing, of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Advisor shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Advisor Assets consistent with such changes, provided the Sub-Advisor has received such prior notice of the effectiveness of such changes from the Trust or the Advisor. In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of a modified Prospectus reflecting such changes. The Sub-Advisor will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund with respect to the Sub-Advisor Assets, and as to the accuracy of material information furnished in writing by the Sub-Advisor to the Trust, to the Fund or to the Advisor specifically for inclusion in the Prospectus. The Sub-Advisor hereby agrees to provide to the Advisor in a timely manner, in writing, such information relating to the Sub-Advisor and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N-1A.

     The Advisor shall provide the Sub-Advisor with complete copies of each Registration Statement, Application for Exemptive Relief, No Action Relief or any Order or Response thereafter made with the Securities and Exchange
Commission or the Internal Revenue Service with respect to the Trust, Sub-Advisor assets, or any Fund which has Sub-Advisor assets, promptly after each filing is made.

     (c) Voting of Proxies. The Sub-Advisor shall have the power to vote, either in person or by proxy, all securities in which the Sub-Advisor Assets may be invested from time to time, and shall not be required to seek instructions from the Advisor, the Trust or a Fund . At the request of the Trust, the Sub-Advisor shall provide its recommendations as to the voting of such proxies. If both the Sub-Advisor and another entity managing assets of a Fund have invested in the same security, the Sub-Advisor and such other entity will each have the power to vote its pro rata share of the security.

     (d) Agent. Subject to any other written instructions of the Advisor or the Trust, the Sub-Advisor is hereby appointed the Advisor's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Advisor shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Advisor Assets, provided that, the Sub-Advisor's actions in executing such documents shall comply with federal and state rules and regulations and the Trust's governing documents. The Sub-Advisor agrees to provide the Advisor and the Trust with copies of any such agreements intended to be executed on behalf of the Advisor or the Trust, prior to the execution thereof.

     (e) Brokerage. The Sub-Advisor will place orders pursuant to the Sub-Advisor's investment determinations for a Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek on behalf of a Fund the best overall execution available. In assessing the best overall terms available for any transaction, the Sub-Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Advisor may exercise investment discretion. The Sub-Advisor is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer , viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Advisor to a Fund. In addition, the Sub-Advisor is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Advisor, the Sub-Advisor, or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

     (f) Securities Transactions. In no instance, however, will any Fund's portfolio securities be purchased from or sold to the Advisor, the Sub-Advisor, the Trust's principal underwriter, or any affiliated person of either the Trust, the Advisor, the Sub-Advisor or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

     The Sub-Advisor, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Sub-Advisor will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Advisor that the Sub-Advisor and its Access Persons have complied with the Sub-Advisor's Code of Ethics with respect to the Sub-Advisor Assets, or (ii) identifying any violations which have occurred with respect to the Sub-Advisor Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Advisor's Code of Ethics. The Sub-Advisor will also submit its Code of Ethics for its initial approval by the Board of Trustees and subsequently within six months of any material change of thereto.

     (g) Books and Records. The Sub-Advisor shall maintain separate detailed records of all matters pertaining to the Sub-Advisor Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Advisor on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Sub-Advisor further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

     (h) Information Concerning Sub-Advisor Assets and the Sub-Advisor. From time to time as the Advisor, and any consultants designated by the Advisor, or the Trust may request, the Sub-Advisor will furnish the requesting party reports on portfolio transactions and reports on Sub-Advisor Assets held in the portfolio, all in such detail as the Advisor, its consultant(s) or the Trust may reasonably request. The Sub-Advisor also will inform the Advisor in a timely manner of material changes in portfolio managers responsible for Sub-Advisor Assets, any changes in the ownership or management of the Sub-Advisor, or of material changes in the control of the Sub-Advisor. Upon reasonable request, the Sub-Advisor will make available its officers and employees to meet with the Trust's Board of Trustees to review the Sub-Advisor Assets.

     The Sub-Advisor also will provide such information or perform such additional acts as are customarily performed by a Sub-Advisor and may be required for a Fund or the Advisor to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisors Act, the Securities Act of 1933, as amended (the "Securities Act") and any federal or state securities laws, and any rule or regulation thereunder.

     (i) Custody Arrangements. The Sub-Advisor shall on each business day provide the Advisor, its consultant(s) and the Trust's custodian such information as the Advisor and the Trust's custodian may reasonably request relating to all transactions concerning the Sub-Advisor Assets.

     (j) Historical Performance Information. To the extent agreed upon by the parties, the Sub-Advisor will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

     3. Independent Contractor. In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Advisor in any way or otherwise be deemed an agent of a Fund, the Trust or the Advisor.

     4. Expenses. During the term of this Agreement, Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund. The Sub-Advisor shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Advisor, as the case may be, shall reimburse the Sub-Advisor for any expenses as may be reasonably incurred by the Sub-Advisor, at the request of and on behalf of a Fund or the Advisor. The Sub-Advisor shall keep and supply to the Trust and the Advisor reasonable records of all such expenses.

     5. Compensation. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Advisor will be entitled to the fee listed for the Fund(s) on Exhibit A. Such fees will be computed daily and payable in arrears no later than the seventh (7th) business day following the end of each month, from the Trust on behalf of the Fund(s), calculated at an annual rate based on the Sub-Advisor Assets' average daily net assets.

         If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     6. Representations and Warranties of the Sub-Advisor. The Sub-Advisor represents and warrants to the Advisor and the Trust as follows:

     (a) The Sub-Advisor is registered as an investment Advisor under the Advisors Act;

     (b) The Sub-Advisor is a corporation duly organized and validly existing under the laws of the state of Delaware, with the power to own and possess its assets and carry on its business as it is now being conducted;

     (c) The execution, delivery and performance by the Sub-Advisor of this Agreement are within the Sub-Advisor's powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Advisor for the execution, delivery and performance by the Sub-Advisor of this Agreement, and the execution, delivery and performance by the Sub-Advisor of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Advisor's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Advisor; and

     (d) The Form ADV of the Sub-Advisor previously provided to the Advisor (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Advisor will promptly provide the Advisor and the Trust with a complete copy of all subsequent amendments to its Form ADV.

     7. Representations and Warranties of the Advisor. The Advisor represents and warrants to the Sub-Advisor and the Trust as follows:

     (a) The Advisor is registered as an investment Advisor under the Advisors Act;

     (b) The Advisor is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

     (c) The execution, delivery and performance by the Advisor of this Agreement are within the Advisor's powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Advisor for the execution, delivery and performance by the Advisor of this Agreement, and the execution, delivery and performance by the Advisor of this Agreement do not contravene or constitute a default under
(i) any provision of applicable law, rule or regulation, (ii) the Advisor's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Advisor;

     (d) The Form ADV of the Advisor as provided to the Sub-Advisor is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

     (e) The Advisor shall provide to the Sub-Advisor a complete copy of each amendment to its for ADV.

     (f) The Advisor acknowledges that it received a copy of the Sub-Advisor's Form ADV (a copy of which is attached as Exhibit B) prior to the execution of this Agreement; and

     (g) The Advisor and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Advisor to enter into this Agreement.

     8. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Advisor and the Advisor pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

9.   Liability and Indemnification.

     (a) Liability. The duties of the Sub-Advisor shall be confined to those expressly set forth herein, with respect to the Sub-Advisor's Assets. The Sub-Advisor shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

     (b) Indemnification. The Sub-Advisor shall indemnify the Advisor, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, which the Advisor, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Advisor's willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law. Notwithstanding any other provision in this Agreement, the Sub-Advisor will indemnify the Advisor, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Sub-Advisor concerning the Sub-Advisor's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Advisor, the Trust and each Fund and their respective affiliates and controlling persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers, or for their failure to conduct reasonable due diligence with respect to such information.

     The Advisor shall indemnify the Sub-Advisor, its affiliates and its controlling persons, for any liability and expenses, including reasonable attorneys' fees, howsoever arising from, or in connection with, the Advisor's breach of this Agreement or its representations and warranties herein or a violation of applicable law; provided, however, that the Sub-Advisor shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Advisor's willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law.

10.  Duration and Termination.

     (a) Duration. This Agreement, unless sooner terminated as provided herein, shall for the Fund(s) listed on Exhibit A attached hereto remain in effect from the date of execution or, if later, the date the initial capital to a series of the Trust is first provided (the "Effective Date."), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     (b) Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Advisor, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Advisor, or (2) by any party hereto immediately upon written notice to the other parties in the event of a breach of any provision to this Agreement by any of the parties, or (3) by the Sub-Advisor at any time without the payment of any penalty, on not less than 30 days nor more than 60 days written notice to the Advisor and the Trust.

     This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, Exemptive Relief, or No Action Letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement. In the event that there is a proposed change in control of the Sub-Advisor which would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the Investment Company Act of 1940, or any rule or regulation thereunder, Sub-Advisor agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust, to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

     This   Agreement   shall   extend  to  and  bind  the   heirs,   executors,
administrators and successors of the parties hereto.

     11. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by:
(a) the  Trust's  Board  of  Trustees  and (b) the vote of a  majority  of those
Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or No Action position granted by the SEC or its staff, by a vote of the majority of a Fund's outstanding securities.

     12. Confidentiality. Subject to the duties of the Advisor, the Trust (and each Fund), and the Sub-Advisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Advisor, the Advisor, the Trust, and a Fund in respect thereof. In accordance with Section 248.11 of Regulation S-P ( 17 CFR
248.1-248.30), Sub-Advisor will not directly, or indirectly through an affiliate, disclose any non-public personal information, except as permitted or required by law , as defined in Reg. S-P, received from the Trust or the Advisor, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Advisor, and, provided that, any such information disclosed to an affiliate of Sub-Advisor shall be under the same limitations on non-disclosure.

     13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

                  (a)      If to the Advisor:
                           AssetMark Investment Services, Inc.
                           2300 Contra Costa Blvd., Suite 425
                           Pleasant Hill, CA 94523-3967
                           Attn:  Ronald D. Cordes

                  (b)      If to the Sub-Advisor:
                           Atlanta Capital Management, LLC
                           1349 West Peachtree Street
                           Suite 1600
                           Atlanta, GA  30309
                           Attn: William R. Hackney

     14. Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     15. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     17. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," "affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC, and the term "Fund" or "Funds" shall refer to those Fund(s) for which the Sub-Advisor provides investment management services and as are listed on Exhibit A to this Agreement.

     18. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                        ADVISOR
                                        ASSETMARK INVESTMENT SERVICES, INC.





                                        By:__________________________________
                                        Name: John M. Whittaker
                                        Title: Vice President



                                        SUB-ADVISOR
                                        Atlanta Capital Management Company, LLC



                                        By:__________________________________
                                        Name William R. Hackney
                                        Title: Managing Partner



                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                   BETWEEN ASSETMARK INVESTMENT SERVICES, INC.
                   AND Atlanta Capital Management Company, LLC

                             Effective July 13, 2002

                         ASSETMARK LARGE CAP GROWTH FUND

FEE SCHEDULE

         ASSETS                                      COMPENSATION

First $100 Million                                            45 Basis points
All assets thereafter                                         40 Basis points

                                   SCHEDULE A

                          Investment Manager Guidelines
                     Atlanta Capital Management Company, LLC
                             Large Cap Growth Equity

1.   Investment Objective
     The portfolio seeks consistency of investment return through a growth objective with primary emphasis on capital appreciation. The portfolio should achieve a compounded annual total rate of return greater than the S&P 500/BARRA Growth Index on a trailing 3-5 year basis. The portfolio ultimately should be managed to produce maximum total return consistent with prudent risk limits. Atlanta will be prepared to provide sound justification about decisions made regarding the portfolio. Typical tracking error versus the S&P 500/BARRA Growth Index will be in the +/-8% range.

2.   Allowable Investments

     Portfolios should consist primarily of common stock issued by U.S. based corporations. The following instruments are allowed:

o    U.S. dollar denominated common stock.
o American Depository Receipts (ADRs) or any non-U.S. stock traded on a domestic exchange.
o    Convertible securities.
o    Preferred stock
o    Rule 144A securities

3.   Portfolio Characteristics

o The portfolio should invest at least 80% of its total assets in equities of U.S. companies with market capitalization of more than $5 billion at the time of purchase.
o No more than 5% of the portfolio's total market value shall be invested in cash.
o No more than 15% of the portfolio's total market value shall be invested in ADRs and securities of non-U.S. issuers.
o No more than 5% of the portfolio's total market value shall be invested in a single issuer.
o    The portfolio should be diversified in 45 positions or more.
o Equity holdings in any one economic sector of the S&P 500 / BARRA Growth index, as defined by the benchmark provider, should not exceed the greater of 40% of the portfolio or 125% of the sector's weight in the S&P 500 / BARRA Growth Index, measured at market value.

4.   Use of Derivatives
     Derivative securities, such as futures contracts or options may be used only as a tax deferral mechanism for stocks held in the portfolio or to equitize cash.

5.   Prohibited Investments
     Short selling or buying securities on margin.

6.   Reporting and Notification
     Investment performance and commentary on portfolio positioning and portfolio performance will be reported quarterly and as may be reasonably requested from time to time by AssetMark. Changes in the organizational structure, ownership and key personnel of the firm will be promptly communicated to AssetMark.

7.   Guideline Review
     Atlanta Capital Management Company, LLC shall be responsible for reviewing these guidelines with the client or its consultant at least annually to assure that they remain appropriate.

                                                                       EXHIBIT B

                             MANAGEMENT OF THE TRUST

THE INVESTMENT ADVISOR

     AssetMark Investment Services, Inc. serves as the Fund's investment advisor under an investment advisory agreement ("Advisory Agreement") dated as of May 11, 2001, and renewed thereafter as required by the 1940 Act. The Advisory Agreement was last approved by the Trustees of the Trust, including a majority of the Independent Trustees, on May 9, 2002. The Advisory Agreement was approved by the Fund's shareholders on March 29, 2001.

     Putnam Lovell Equity Partner, LP owns a controlling interest (over 25%) in the Advisor. James E. Minnick and Cameron L. Miller, both members of Putnam Lovell Equity Partner, LP, are both directors of the Advisor.

TERMS OF THE ADVISORY AGREEMENT

     Under the Advisory Agreement, the Advisor provides the Fund with investment advisory services. As the Advisor, AssetMark Investment Services, Inc. manages the investment operations of the Fund and the composition of the Fund's investment portfolio, including the purchase, retention and sale of securities in the portfolio, in accordance with the Fund's investment objectives, policies and restrictions. The Advisory Agreement authorizes the Advisor to employ sub-advisors for the Fund, which will furnish the day-to-day portfolio management services for the Fund. If a sub-advisor is employed for the Fund, the Advisor will continue to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement.

The Advisor's Directors and Officers

     The table below lists the name, age and principal occupation during the past five years for each of the directors and principal executive officers of the Advisor:


------------------------------------ -------------------------------- -----------------------------------
Name, Age and Address                Principal Occupation             Position(s) with the Advisor
------------------------------------ -------------------------------- -----------------------------------
Richard T. O'Toole, 72               Chairman of the Board,           Chairman of the Board
AssetMark Investment Services, Inc.  AssetMark Investment Services,
2300 Contra Costa Blvd, Suite 425    Inc., 1994 to present; Vice
Pleasant Hill, CA 94523-3967         President/Stockholder, ACG
                                     Capital Corp. (a
                                     broker-dealer), 1995 to
                                     present; Vice
                                     President/General Partner, ACG
                                     Realty Corp., 1985 to present.
------------------------------------ -------------------------------- -----------------------------------
Ronald D. Cordes, 41                 President and CEO, AssetMark     President and Chief Executive
AssetMark Investment Services, Inc.  Investment Services, Inc.,       Officer
2300 Contra Costa Blvd, Suite 425    1994 to present; President,
Pleasant Hill, CA 94523-3967         AssetMark Capital Corporation
                                     (a broker-dealer), 1994 to
                                     present; President, ACG
                                     Management Corp. (a real
                                     estate management firm), 1982
                                     to present.
------------------------------------ -------------------------------- -----------------------------------
Brian R. O'Toole, 43                 Senior Vice                      Senior Vice President
AssetMark Investment Services, Inc.  President/Stockholder,
2300 Contra Costa Blvd, Suite 425    AssetMark Investment Services,
Pleasant Hill, CA 94523-3967         Inc., 1994 to present; Vice
                                     President/Stockholder, ACG
                                     Capital Corp. (a
                                     broker-dealer), 1995 to
                                     present; Vice
                                     President/General Partner, ACG
                                     Realty Corp., 1985 to present.
------------------------------------ -------------------------------- -----------------------------------
Richard E. Steiny, 44                Senior Vice President,           Senior Vice President
AssetMark Investment Services, Inc.  AssetMark Investment Services,
2300 Contra Costa Blvd, Suite 425    Inc., 1994 to present;
Pleasant                             Hill, CA 94523-3967 Secretary,
                                     AssetMark Capital Corporation,
                                     1994 to present.
------------------------------------ -------------------------------- -----------------------------------
James E. Minnick, 54                 President, Putnam Lovell         Director
                                     Capital Partners, Inc. (a
                                     private equity investment
                                     firm), 1999 to present;
                                     Managing Director, Putnam
                                     Lovell Group, Inc. (investment
                                     banking firm), 1999 to
                                     present; President and
                                     Trustee, Morgan Grenfall
                                     Investment Trust (investment
                                     company), 1994 to present;
                                     President, Director and CEO,
                                     Morgan Grenfall Small Cap
                                     Fund, Inc. (closed-end fund),
                                     1997 to present.
------------------------------------ -------------------------------- -----------------------------------
Cameron L. Miller, 28                Principal, Putnam Lovell         Director
                                     Capital Partners, Inc., 1998
                                     to present; Analyst, Putnam
                                     Lovell Securities, Inc., 1996
                                     to 1998.
------------------------------------ -------------------------------- -----------------------------------

Advisor Compensation and Fee Waivers

         Under the Advisory Agreement, the Trust will pay the Advisor advisory fees, as a percentage of the average net assets of the Fund, as follows (before giving effect to any fee waivers described below):
                                                        Advisory Fees
AssetMark Large Cap Growth Fund                         0.95%


     The compensation payable to all sub-advisors is paid by the Advisor. The Fund is not responsible for payment of any sub-advisory fees. The Advisor has agreed to waive a portion of its investment advisory fees, or to reimburse expenses, to the extent that the Fund's total expense ratio exceeds 1.49%, through October 31, 2003. After October 31, 2003, this fee waiver may be discontinued by the Advisor at any time. The Fund paid $218,870 for advisory fees during the ten months ended April 30, 2002 before deducting any fee waivers or expense reimbursements. Of these fees, $56,530 was paid pursuant to a sub-advisory agreement that is no longer in effect, and has been replaced by the Sub-advisory Agreement described above.

Transfer Agent

     The Fund's transfer agent is U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, pursuant to which USBFS maintains shareholder records and keeps such accounts, books, records, or other documents as the Fund is required to keep under federal or state laws. USBFS also acts as stock registrar and dividend disbursing agent, issues and redeems the Fund's shares, mails the Fund's prospectus and proxy statements to the Fund's shareholders, and disburses dividend payments.

Administrator

     The Fund's administrator is U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, pursuant to which USBFS monitors the compliance of the Fund, updates the Trust's Registration Statement and prepares tax returns, among other duties.

     Each of the Advisory Agreement, Sub-advisory Agreement, Transfer Agent Servicing Agreement and Fund Administration Servicing Agreement may be
terminated by any party thereto upon 60, 60, 90 and 90 days' notice, respectively, and may be terminated immediately by the Trust for cause, as defined in each Agreement. Each Agreement also provides that after an initial period (two years for the Advisory and Sub-advisory Agreement and one year for the Transfer Agent and Fund Administration Servicing Agreements), it will automatically terminate (1) if it is not approved by a majority of the Trust's trustees and a majority of the Trust's Independent Trustees prior to the anniversary date of the agreement, or (2) if it is assigned in whole or in part by either party. If any Agreement is terminated for either of the foregoing reasons, the Trust will enter into a similar arrangement with another qualified party upon such terms and conditions as can be obtained at that time.

Distributor; Distribution Plan

     The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which provides that the Funds will pay distribution fees to AssetMark Capital Corporation, an affiliate of the Advisor, at an annual rate of up to 0.25% of the average daily net assets of the Fund. Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A., serves as sub-distributor to the Fund. Payments under the distribution plan shall be used to compensate persons who provide support services in connection with the distribution of the Fund's shares and servicing of the Fund's shareholders. The Fund paid $57,597 in fees under the Distribution Plan during the ten months ended April 30, 2002. All of the fees paid by the Fund were paid to compensate broker-dealers and their sales personnel for sales of shares of the Fund.

Brokerage

     During the ten months ended April 30, 2002, the Fund paid total brokerage commissions of $50,307.

                                                                       EXHIBIT C

                               OFFICER INFORMATION

         The Officers of the Trust are listed below, together with information regarding their principal business occupations during at least the past five years and their ages.


--------------------------------------- --------------------------- -----------------------------------
Name, Age and Address                   Position(s) Held            Principal Occupation(s)
---------------------
                                        With The Trust              During Past Five Years
--------------------------------------- --------------------------- -----------------------------------
Ronald D. Cordes, 41                    President, Chairperson      Principal, AssetMark Investment
AssetMark Investment Services, Inc.     and Trustee                 Services, Inc., 1994 to present;
2300 Contra Costa Blvd, Suite 425                                   President, AssetMark Capital
Pleasant Hill, CA 94523-3967                                        Corporation, 1994 to present.
--------------------------------------- --------------------------- -----------------------------------
Richard E. Steiny, 44                   Trustee                     Principal, AssetMark Investment
AssetMark Investment Services, Inc.                                 Services, Inc., 1994 to present;
2300 Contra Costa Blvd, Suite 425                                   Secretary, AssetMark Capital
Pleasant Hill, CA 94523-3967                                        Corporation, 1994 to present.
--------------------------------------- --------------------------- -----------------------------------
William J. Klipp, 46                    Independent Trustee         Retired; President and Chief
c/o AssetMark Investment Services, Inc.                             Operating Officer, Schwab
2300 Contra Costa Blvd, Suite 425                                   Investment Management, Inc. and
Pleasant Hill, CA 94523-3967                                        Executive Vice President, Schwab
                                                                    Funds from 1993-1999.
--------------------------------------- --------------------------- -----------------------------------
Leonard H. Rossen, 69                   Independent Trustee         President, Len Rossen Consulting
c/o AssetMark Investment Services, Inc.                             (a legal consulting firm), 1999
2300 Contra Costa Blvd, Suite 425                                   to present; Corporate Counsel,
Pleasant Hill, CA 94523-3967                                        Franklin Templeton Mutual Funds
                                                                    and Distributors, Inc.,
                                                                    1996-1999; Regional Counsel and
                                                                    Vice President, Equitable Life
                                                                    Insurance Society, 1987-1996.
                                                                    Prior to that, Mr. Rossen served
                                                                    in various key positions for the
                                                                    Securities and Exchange
                                                                    Commission for 15 years.
--------------------------------------- --------------------------- -----------------------------------
R. Thomas DeBerry, 60                   Independent Trustee         President, DeBerry Consulting (a
c/o AssetMark Investment Services, Inc.                             securities consulting firm), 1988
2300 Contra Costa Blvd, Suite 425                                   to present; Director, Investment
Pleasant Hill, CA 94523-3967                                        Manager Services Division of
                                                                    Resources Trust Company,
                                                                    1998-2000.  From 1986 through
                                                                    1988, Mr. DeBerry served as
                                                                    President of Kemper Clearing Corp.
--------------------------------------- --------------------------- -----------------------------------
John M. Whittaker, 31                   Vice President              Vice President and Chief
AssetMark Investment Services, Inc.                                 Operating Officer, AssetMark
2300 Contra Costa Blvd, Suite 425                                   Investment Services, Inc., 2000
Pleasant Hill, CA 94523-3967                                        to present; Director of
                                                                    Operations, AssetMark Investment
                                                                    Services, Inc., 1997 to 2000;
                                                                    Regional Consultant, AssetMark
                                                                    Investment Services, Inc., 1994
                                                                    to 1997.
--------------------------------------- --------------------------- -----------------------------------
Carrie E. Hansen, 30                    Treasurer                   Director of Operations, AssetMark
AssetMark Investment Services, Inc.                                 Investment Services, Inc., 2000
2300 Contra Costa Blvd, Suite 425                                   to present; Director of
Pleasant Hill, CA 94523-3967                                        Operations, Barclays Global
                                                                    Investors, 1998 to 2000;
                                                                    Principal, Domestic Fund
                                                                    Accounting, Barclays Global
                                                                    Investors, 1997-1998, Manager,
                                                                    Coopers & Lybrand, 1996 to
                                                                    1997.
--------------------------------------- --------------------------- -----------------------------------
Teresa Escano, 39                       Secretary                   Director of Advisor Services
AssetMark Investment Services, Inc.                                 Group, AssetMark Investment
2300 Contra Costa Blvd, Suite 425                                   Services, Inc., 2000 to present;
Pleasant Hill, CA 94523-3967                                        Manager of Advisor Services
                                                                    Group, 1997 to 2000; Portfolio
                                                                    Manager Administrator for The
                                                                    Headlands Group, Inc. (an
                                                                    investment adviser), 1992 to 1997.
--------------------------------------- --------------------------- -----------------------------------